ROMAN Phase 3 Trial Update December 14, 2021 Exhibit 99.2

Forward-Looking Statements @2021 Galera Therapeutics, Inc. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress and timing thereof, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of, and the release of data from, clinical trials, our plans to prepare for commercialization and a U.S. launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Executive Summary @2021 Galera Therapeutics, Inc. Corrected ROMAN Phase 3 topline results: achieved statistical significance on primary endpoint Corrected topline Phase 3 ROMAN data demonstrate primary endpoint achieved statistical significance in reducing the incidence of severe oral mucositis (p=0.045) Additional analyses from ROMAN full data set further suggest efficacy of avasopasem in patients with head and neck cancer Announced results from single-arm Phase 2a trial of avasopasem in Europe; in line with ROMAN results Company plans to discuss avasopasem data with the FDA in 2022

Head and Neck Cancer – Large Market Opportunity @2021 Galera Therapeutics, Inc. 650,000 Global Head & Neck Cancer Incidence 65,630 42,000 US Patients Diagnosed each year US Patients at Risk for RT-related SOM Initial Target Population Severe Oral Mucositis is most burdensome side effect – 70% get SOM Locally advanced HNC is curable with the standard-of-care IMRT and cisplatin regimen Source: Globocan & US SEER Data in CA Cancer J Clin 2021

# Severe Oral Mucositis in Head & Neck Cancer

## The most burdensome toxicity of standard-of-care chemoradiotherapy (radiotherapy & cisplatin)[2]

### 70% Patients Get SOM (Grade 3 or 4 OM)

WHO Grading System


Severe
1
No ulcers
Erythema & soreness
2
Ulcers
Able to eat solid diet
3
Ulcers
Require liquid diet
4
Ulcers
Unable to eat or drink

### Current Approaches Lack Efficacy

MASCC Guidelines focus principally on symptoms[1]

- Basic Oral care
- Opioids, anesthetics
- Coating agents
- Benzydamine
- Anti-inflammatories
- Laser and other light therapy

### Physicians Consider Topicals Ineffective

Market Research with 150 Radiation Oncologists[2]

- Only 20% of physicians believe topical agents perform well for oral mucositis

[1]Elad S et al, MASCC/ISOO Clinical Practice Guidelines for the Management of Mucositis Secondary to Cancer Therapy. Cancer 2020;126:4423-4431
[2]Galera Market Research

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# Avasopasem: First-to-Market Potential for Severe Oral Mucositis

Achieved statistical significance in two randomized trials in patients with head and neck cancer

## Avasopasem Prevents RT Injury

Patients get avasopasem before each RT dose

Blocks initiating injury in normal cells from RT burst of superoxide[1]

Does not interfere with RT anti-cancer efficacy[1]

## Breakthrough Therapy Designation (FDA)

3-arm placebo-controlled randomized Phase 2b (n=223)

34% reduction in SOM incidence (p=0.009)[2]

92% reduction in median days of SOM (p=0.024)[2]

## Successful Phase 3 ROMAN Trial

2-arm placebo-controlled randomized Phase 3 (n=455)

16% reduction in SOM incidence (p=0.045)[3]

56% reduction in median days of SOM (p=0.002)[3]

[1]Anderson CM et al. Multidisciplinary Head & Neck Cancer symposium, 2020 Feb 28 LBA 2
[2]Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265
[3]Data on file - ROMAN Phase 3 Trial

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# Comparison of Galera's Rand. Phase 2b & ROMAN Phase 3

## Two Double-blinded Placebo-controlled Randomized Trials

### Rand. Phase 2b

N=223

R
- Avasopasem 90mg x 7 weeks
- Avasopasem 30mg x 7 weeks
- Placebo x 7 weeks

**Endpoints**

- Primary: Reduction in SOM duration
- Secondary: Reduction in SOM incidence & severity

### Similarities



- SoC IMRT + Cisplatin
- 60-minute IV infusion just before IMRT
- WHO Grading
- Multicenter in North America (~90% US)

- Patients with Head & Neck Cancer (locally advanced)
- Receiving standard IMRT and cisplatin over 7 weeks
- 70% expected to get SOM

### ROMAN Phase 3

N=455

R
- Avasopasem 90mg x 7 weeks
- Randomized 3:2
- Placebo x 7 weeks

**Endpoints**

- Primary: Reduction in the incidence of SOM
- Secondary: Reduction in SOM duration & severity

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# Results from Rand. Phase 2b (n=223)

## Consistent and encouraging results across SOM endpoints – ITT Population

### Incidence

**34%** ↓ **Reduction** in SOM incidence



70%
60%
50%
40%
30%
20%
10%
0%
65%
60%
p=0.009
43%
Placebo
30mg
90mg

### Duration

**92%** ↓ **Reduction** in median days of SOM



20
18
16
14
12
10
8
6
4
2
0
19
8
p=0.024*
1.5
Placebo
30mg
90mg

### Severity

**47%** ↓ **Reduction** in incidence of Grade 4 OM



30%
25%
20%
15%
10%
5%
0%
30%
21%
p=0.045
16%
Placebo
30mg
90mg

Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265
*Statistical significance per statistical analysis plan for this trial

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Randomized Phase 2b: Most Frequent Adverse Events @2021 Galera Therapeutics, Inc. Avasopasem 90mg appears generally well-tolerated Adverse Events1,2 (all grades & causes) Adverse Events1,2 ≥ Grade 3 1Intent-to-Treat (ITT) population: 73 patients on placebo; 72 patients on 90mg avasopasem 2Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265

# Results from ROMAN Phase 3 (n=455)

## Reductions across SOM endpoints; statistical significance on the primary & SOM duration secondary endpoint

### SOM Incidence

**16%** ↓ **Reduction** in SOM incidence



70%
60%
50%
40%
30%
20%
10%
0%
64%
p=0.045*
54%
Placebo
Avasopasem

### SOM Duration

**56%** ↓ **Reduction** in median days of SOM



20
18
16
14
12
10
8
6
4
2
0
18
p=0.002*
8
Placebo
Avasopasem

### Grade 4 OM

**27%** ↓ **Reduction** in incidence of Grade 4 OM



35%
30%
25%
20%
15%
10%
5%
0%
33%
p=0.052
24%
Placebo
Avasopasem

*Statistical significance per statistical analysis plan for this Phase 3 trial

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Avasopasem also appears to delay the onset of SOM @2021 Galera Therapeutics, Inc. Time to onset of SOM was an exploratory endpoint Onset of SOM Placebo Avasopasem 25% Delay in median days to 1st SOM p=0.002

# Incidence Reduced at All Landmarks of Radiation Therapy

## Both before and after primary endpoint at end of IMRT – all patients


Primary Endpoint
Relative Reduction
46%
45%
39%
28%
16%
18%
P value
p=0.030
p=0.001
p<0.001
p=0.002
p=0.045
p=0.012
70%
60%
50%
40%
30%
20%
10%
0%
16%
9%
32%
17%
45%
28%
58%
42%
64%
54%
71%
58%
≤ 30 Gy
≤ 40 Gy
≤ 50 Gy
≤ 60 Gy
Thru IMRT
Post IMRT
PBO (n=166)
AVA (n=241)

ITT population

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# Greater Reductions with Full Treatment

## Patients with full courses of IMRT & avasopasem demonstrated a greater relative reduction in SOM incidence

### All Patients

| | ≤ 50 Gy | ≤ 60 Gy | Thru IMRT | Post IMRT |
|---|---|---|---|---|
| **Relative Reduction** | **39%** | **28%** | **16%** | **18%** |
| **P value** | $p<0.001$ | $p=0.002$ | **$p=0.045$** | $p=0.012$ |


80%
70%
60%
50%
40%
30%
20%
10%
0%
45%
28%
58%
42%
64%
54%
71%
58%
≤ 50 Gy
≤ 60 Gy
Thru IMRT
Post IMRT
PBO
AVA

### Patients with Full Treatment[1]

| | ≤ 50 Gy | ≤ 60 Gy | Thru IMRT | Post IMRT |
|---|---|---|---|---|
| **Relative Reduction** | **46%** | **32%** | **20%** | **21%** |
| **P value** | $p<0.0001$ | $p=0.001$ | **$p=0.016$** | $p=0.005$ |


80%
70%
60%
50%
40%
30%
20%
10%
0%
46%
25%
57%
39%
64%
51%
70%
55%
≤ 50 Gy
≤ 60 Gy
Thru IMRT
Post IMRT
PBO
AVA

[1]Patients who received ≥ 60 Gy of radiotherapy and ≥ 25 infusions of placebo or avasopasem

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ROMAN Phase 3: Most Frequent Adverse Events @2021 Galera Therapeutics, Inc. Avasopasem 90mg appears generally well-tolerated, consistent with Phase 2b Adverse Events1 (all grades, all causes) Adverse Events1 ≥Grade 3 1ITT population: 166 patients on placebo; 241 on 90mg avasopasem

# European Safety Trial (EUSOM) – Similar results to ROMAN P3

## Safety was primary endpoint; efficacy was secondary (n=38)

### Sites & Subjects

- Head & Neck Cancer
- 7 weeks of IMRT and cisplatin
- 35 doses of avasopasem
- 41% oral cavity (vs. 16% in P3)
- 54% oropharyngeal (vs. 80% in P3)
- 81% male, Median age 61

6 Countries in Europe
Germany, Spain, Poland, Czech, Switzerland & Belgium



### Safety Profile (AEs>10%)



0%
20%
40%
60%
80%
Lymphopenia
Nausea
Leukopenia
Anaemia
Constipation
Neutropenia
Decreased appetite
Hypomagnesaemia
Dysphagia
Hypokalaemia
Vomiting
Asthenia
Dermatitis
Diarrhoea
Hypotension
Pyrexia
Radiation skin injury
Dyspepsia
Thrombocytopenia
Dry mouth
Oral pain
Weight decreased
Odynophagia
Oral candidiasis
Oropharyngeal pain
Pneumonia

**Grade 3 AEs**
14% ↓Mg
8% ↓K
8% ↓BP
3% Syncope
0% N/V
0% AKI

*(3% = 1 pt)*

### SOM Efficacy Data

Subjects treated with ≥60Gy IMRT (n=33) – full treatment[1]

| Full Treatment | n=33 |
|---|---|
| SOM Incidence<br>Thru end IMRT | 54.5% |
| SOM Duration<br>(Median days thru end IMRT) | 9 days |

[1] Full treatment = Patients who received ≥ 60 Gy of radiotherapy and ≥ 25 infusions of avasopasem
AE = Adverse Event, Mg = Magnesium, K = Potassium, BP = Blood pressure, N/V = Nausea & Vomiting, AKI = Acute kidney Injury

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Key Conclusions: ROMAN Phase 3 Data @2021 Galera Therapeutics, Inc. Achieved statistical significance on primary endpoint of reduction in SOM incidence (p=0.045) Achieved statistical significance (p=0.002) on secondary endpoint of SOM duration – 56% relative reduction Greater reductions in SOM incidence at earlier landmarks & in fully treated patients 25% delay in SOM onset (p=0.002) SOM Efficacy Patients and Safety Patient characteristics well-balanced Stratification factors well-balanced Cisplatin regimen and surgery Avasopasem appears generally well-tolerated Long-term follow-up ongoing Tumor outcomes Chronic kidney disease

Executive Summary @2021 Galera Therapeutics, Inc. Corrected ROMAN Phase 3 topline results: achieved statistical significance on primary endpoint Corrected topline Phase 3 ROMAN data demonstrate primary endpoint achieved statistical significance in reducing the incidence of severe oral mucositis (p=0.045) Additional analyses from ROMAN full data set further suggest efficacy of avasopasem in patients with head and neck cancer Announced results from single-arm Phase 2a trial of avasopasem in Europe; in line with ROMAN results Company plans to discuss avasopasem data with the FDA in 2022

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